UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 27, 2012 (February 23, 2012)

PEOPLES BANCORP INC.
(Exact name of Registrant as specified in its charter)

Ohio	0-16772	31-0987416
(State or other jurisdiction	(Commission File	(I.R.S. Employer
of incorporation)	Number)	Identification Number)

138 Putnam Street, PO Box 738
Marietta, Ohio	45750-0738
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:	(740) 373-3155

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
(17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
(17 CFR 240.13e-4(c))

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
On February 23, 2012, following the unanimous recommendation of the Governance and Nominating Committee, the Board of Directors of Peoples Bancorp Inc. (“Peoples”) elected James S. Huggins as a director in the class whose terms expire at the 2014 Annual Meeting of Shareholders of Peoples. Mr. Huggins fills the vacancy on the Peoples Board created by the February 3, 2012 retirement of Wilford D. Dimit. The Peoples Board of Directors also appointed Mr. Huggins to serve on the Risk Committee of the Peoples Board.

At the February 23, 2012 meeting of the Board of Directors of Peoples Bank, National Association, the national bank subsidiary of Peoples (“Peoples Bank”), the Peoples Bank Board elected Mr. Huggins to fill the vacancy on the Peoples Bank Board created by the February 3, 2012 retirement of Wilford D. Dimit. In addition, the Peoples Bank Board appointed Mr. Huggins as a member of the Loan Committee and the Trust Investment Committee of the Peoples Bank Board, effective February 23, 2012.

In his capacity as a nonemployee director of Peoples and Peoples Bank, Mr. Huggins will receive compensation on the same basis as the other non-employee directors receive for their service on the Peoples and Peoples Bank Boards. In addition, in his capacity as a member of the Risk Committee of Peoples, and the Loan Committee and the Trust Investment Committee of Peoples Bank, Mr. Huggins will receive compensation on the same basis as the other members of those committees receive for their service on the respective committees.

Mr. Huggins is a partner with TheisenBrock, LPA, a law firm that renders a variety of legal services to Peoples and its subsidiaries. During the fiscal year ended December 31, 2011, Peoples and its subsidiaries paid the TheisenBrock firm approximately $160,000 in legal fees, which were incurred in the ordinary course of business. Mr. Huggins received a portion of those fees in his capacity as a partner with the firm.

A copy of the press release announcing Mr. Huggins’ election to the Peoples Board of Directors is included as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01    Financial Statements and Exhibits

a) - c)
Not applicable

d) Exhibits
See Index to Exhibits on Page 3.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PEOPLES BANCORP INC.

Date:	February 27, 2012	By:/s/	M. RYAN KIRKHAM
M. Ryan Kirkham
Corporate Counsel and Corporate Secretary

INDEX TO EXHIBITS

Exhibit Number	Description
99.1	News Release issued by Peoples Bancorp Inc. on February 27, 2011